PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $19.2 million construction of Old Cedar, a 68-unit, affordable property located in Bloomington, Minnesota. The new 4-story development will have a mix of one-, two- and three-bedroom units and will bring much needed quality affordable housing to the community. Project amenities will include a community room, fitness center, courtyard, laundry rooms, above-grade parking, among others. The property will be located near the Highway 494 and Highway 77/Cedar Ave interchange with proximity to numerous amenities including parks, the renowned Mall of America and the Minneapolis – St. Paul International Airport.

HIT ROLE	As part of its $1 billion Midwest@Work Initiative, the HIT is providing $11.0 million in financing through a construction and bridge loan. The HIT also made a forward commitment to purchase a $10.7 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 100 projects in Minnesota and 71 projects in the Twin Cities , all built with 100% union construction labor.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, all units at Old Cedar will be restricted to individuals and families earning 30%, 50% or 60% of Area Median Income. Six of the units will be designated for families experiencing long-term homelessness. Old Cedar’s proximity to the Mall of America, airport, and a multitude of businesses provides residents excellent access to employment opportunities. The Mall of America Transit Station, within a mile walking distance from Old Cedar, will offer residents metro access to virtually anywhere in the Twin Cities.

Old Cedar will incorporate green construction practices and building components as well as green features such as sustainable storm water management and energy star appliances in the units. The project will meet the Minnesota Overlay to the 2015 Enterprise Green Communities Criteria.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $21.8 Million (including permanent financing)	Total Development Cost $19.2 Million	68 New Units of Housing (100% affordable)	150,360 Hours of Union Construction Work Generated	$5.6 Million Tax revenue generated	$37.7 Million Total economic benefit

 *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Old Cedar Apartments – Bloomington, MN
“Here in Minnesota the HIT continues to address our affordable housing crisis. With Old Cedar we are continuing to not only provide 30%+ AMI housing, but also an exciting pathway into union construction jobs for our local communities.”

— Chelsie Glaubitz Gabiou, President
Minneapolis Regional Federation of Labor

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

7/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com